SUBSTITUTE TRUSTEE'S DEED
                            AND BILL OF SALE

THE STATE OF TEXAS     }
                       }
COUNTY OF HARRIS       }
                               WITNESSETH:

RECITALS:

     On June 15, 1983, H&M Associates, Ltd. - Houston (the "MORTGAGOR"), a California limited partnership, executed and delivered to Otto B. Gerlach as Trustee, a Deed of Trust and Security Agreement (the "DEED OF TRUST") to secure unto The National Life and Accident Insurance Company, now known as American General Life and Accident Insurance Company (the "MORTGAGEE"), among other indebtedness and obligations described therein, payment of the promissory note (the "NOTE") dated June 15, 1983, in the fact principal amount of Thirty-Three Million Three Hundred Ninety Thousand Dollars ($33,390,000) executed by Mortgagor, payable to the order of Mortgagee as the same may have been renewed, extended, rearranged and/or substituted from time to time. The Deed of Trust covers and affects, among other property, the real property located in Harris County, Texas, described on EXHIBIT A attached hereto and hereby made a part hereof, together with all improvements and fixtures thereon and all rights, privileges and appurtenances thereto. The Deed of Trust was filed for record in the Office of the County Clerk ("CLERK'S OFFICE") Of Harris County, Texas under Clerk's File No. H996585. By this reference, the Deed of Trust is hereby incorporated herein for all purposes.

     Mortgagee is the present legal and equitable owner and holder of the Note, the Deed of Trust and all liens and security interests securing the Note.

     By instrument filed for record in the Clerk's Office under Clerk's File No. R662241, Mortgagee removed Otto B. Gerlach as Trustee and removed each and every other previously designated or appointed original Trustee or Substitute Trustee and appointed me, Douglas A. Yeager, as Substitute Trustee.

     Mortgagee has requested that I, as Substitute Trustee, enforce the trust established by the Deed of Trust and foreclose on the property covered by the Deed of Trust, on account of one or more defaults in the obligations secured by the Deed of Trust.

     Wendell Pattum, acting on my instructions and at Mortgagee's request, caused written notice to be posted of the time, place and terms of a public sale of the property covered by the Deed of Trust at the courthouse door of Harris County, Texas, and a copy of such written notice to be filed in the Office of the County Clerk of Harris County, Texas, both at least twenty-one (21) days before the date of the sale.

     Alice M. Milsap, acting on my instructions and at Mortgagee's request, caused notice of such sale to be completed certified mail on each debtor obligated to pay the debt evidenced by the Note by depositing the notice at least twenty-one (21) days before the date of sale in the United States mail, postage prepaid and addressed to such debtor at such debtor's last known address as shown by Mortgagee's records.

     I, as Substitute Trustee, duly held such sale on December 5, 1995, the first Tuesday in December, 1995, between the hours of 10:00 a.m. and 4:00 p.m. Such sale began not later than three (3) hours after the time stated in the notice of sale as the earliest time at which the sale would occur. It occurred in the area designated by the commissioners' court of Harris County, Texas as the area at the courthouse where sales are to take place and was conducted in strict accordance with the Deed of Trust, said notice and the law.

     As such sale, the real property described in EXHIBIT A, together with all improvements and fixtures thereon, all personal property, tangible and intangible, covered and affected by the Deed of Trust and situated on or relating to the real property described in EXHIBIT A hereto and all rights, privileges and appurtenances to such real and personal property (all of such real property, improvements, fixtures, personal property, rights, privileges and appurtenances are hereinafter collectively referred to as the "PROPERTY") were struck off by me, as Substitute Trustee, to the Grantee named below for the highest and best bid therefor.

DEED AND BILL OF SALE:

     NOW, THEREFORE, know all men by these presents, that I, Douglas A. Yeager, of Harris County, Texas, as Substitute Trustee as aforesaid, as GRANTOR by virtue of the powers vested in me under the aforementioned Deed of Trust and in consideration of the premises and the payment by Mortgagee, as GRANTEE, of the sum of Thirteen Million Eight Hundred Thousand Dollars ($13,800,000) by the crediting of such amount first against the expenses of advertising, sale and conveyance incurred by Mortgagee, as holder of the Note, the balance being credited against the Note, the receipt of which is hereby acknowledged (which consideration has been applied in accordance with the requirements of the Deed of Trust), have GRANTED, BARGAINED, SOLD and CONVEYED and by the presents do hereby GRANT, BARGAIN, SELL and CONVEY the Property unto Grantee, whose address is 2929 Allen Parkway, Houston, Texas 77019.

     TO HAVE AND TO HOLD the Property unto Grantee, and Grantee's successors and assigns, forever; and I do hereby bind Mortgagor and Mortgagor's successors and assigns, to warrant and forever defend all and singular the Property unto Grantee and Grantee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

     IN TESTIMONY WHEREOF, this instrument is executed effective as of December 5, 1995.


                                  Douglas A. Yeager, Substitute Trustee



THE STATE OF TEXAS           }
                             }
COUNTY OF HARRIS             }

     This instrument was acknowledged before me on December 5, 1995, by Douglas A. Yeager, as Substitute Trustee


                                        Kathy Dianne West
                                        Notary Public in and for the
                                        State of Texas
                                        Printed Name: Kathy Dianne West
                                        My Commission Expires: 5/25/96


EXHIBIT A - Real Property

                                        After recording, return to:

                                        Douglas A. Yeager
                                        Liddell, Sapp, Zivley, Hill
                                         & LaBoon, L.L.P.
                                        3400 Texas Commerce Tower
                                        Houston, Texas  77002







                                  - 2 -


                                EXHIBIT A

                H & M ASSOCIATES, LTD. - HOUSTON PROPERTY
                             (12.8027 ACRES)

      Being 12.8027 acres (557,684 square feet) of land out of and part of tracts of land belonging to H & M Associates, LTD. - Houston as recorded in the Harris County Clerk File No. F901897 and the Harris County Film Code No's. ###-##-#### and ###-##-#### and tracts of land conveyed to Town and Country Commercial Park Limited as recorded in the Harris County Clerk File No. F355471 and the Harris County Film Code No. 191-83-1955. Said 12.8027 acre tract is out of the George Bellows Survey, Abstract 3 and further described by metes and bounds (with all bearings and coordinates based on the Texas Plane Coordinate System, South Central Zone) as follows:

      POINT OF COMMENCEMENT (X=3090408.833, Y=723260.134) at the intersection of the east right-of-way line of West Belt Drive and the north right-of-way of Queensbury Lane. Said point being the southwest corner of a tract of land out of said tracts conveyed to said Town & Country Commercial Park Limited as recorded in the Harris County Clerk File No. F355471;

      THENCE N 87 Degr. 21' 44" E, along the said north right-of-way line and being the sough property line of said Town & Country Commercial Park Limited tract a distance of 1046.90 feet to the southeast corner of said tract and being the southwest corner of said tract conveyed to said Town & Country Commercial Park Limited as recorded in the Harris County Film Code No. ###-##-####;

      THENCE continuing N 87 Degr. 21' 44" E, along the said north right-of-way line and being the south property line of said Town & Country
Commercial Park Limited tract a distance of 30.00 feet to the POINT OF BEGINNING (X=3091484.592, Y=723309.695) at the southeast corner of said Town & Country Commercial Park Limited tract and being the southwest corner of a tract of land belonging said H & M Associates, LTD. - Houston as recorded in the Harris Country Film Code No. 192-88-0290;

      THENCE N 02 Degr., 38' 16" W, along the east property line of said Town & Country Commercial Park Limited tract and the most easterly west property line of said H & M Associates tract a distance of 3.00 feet to the most southerly south wall of Parking Structure No. 2;

      THENCE continuing N 02 Degr. 38' 16" W, along the said east property line and said west property line through said Parking Structure No. 2 a distance of 187.00 feet for a total distance of 190.00 feet to the most southerly north wall of said Parking Structure No. 2;

      THENCE S 87 Degr. 21' 44" W, along the said most southerly north wall a distance of 2.56 feet to the centerline of the 24' wide north entrance driveway to said Parking Structure No. 2;

      THENCE continuing S 87 Degr. 21' 44" W, along the said most southerly north wall a distance of 27.44 feet to the said west property line of said Town & Country Commercial Park Limited tract as recorded in the Harris County Film Code No. 191-83-1955 and being the said east property line of said Town & Country Commercial Park Limited tract as recorded in the Harris County Clerk File No. F355471;









                                EXHIBIT A
                              Page 1 of 16


      THENCE continuing S 87 Degr. 21' 44" W, along the said most southerly north wall a distance of 59.92 feet for a total distance of 89.92 feet to an east wall of said Parking Structure No. 2;

      THENCE N 02 Degr. 38' 16" W, along the said east wall a distance of
59.69 feet to a south property line of a tract of land belonging to H & M Associates LTD. - Houston as recorded in the Harris County Film Code No. ###-##-####;

      THENCE continuing N 02 Degr. 38' 16" W, along the said east wall a distance of 3.31 feet for a total distance of 63.00 feet to a north wall of said Parking Structure No. 2;

      THENCE S 87 Degr. 21' 44" W, along the said north wall a distance of
32.67 feet to the east wall of a stairwell for said Parking Structure No.
2;

      THENCE N 02 Degr. 38' 16" W, along the said east wall of said stairwell a distance of 16.30 feet to the northeast corner of said stairwell;

      THENCE S 87 Degr. 21' 44" W, along the north wall of said stairwell a distance of 9.00 feet to the northwest corner of said stairwell;

      THENCE S 02 Degr. 38' 16" E, along the west wall of said stairwell a distance of 16.30 feet to the said north wall of said Parking Structure No. 2;

      THENCE 87 Degr. 21' 44" W, along the said north wall a distance of
150.00 feet to the most westerly east wall of said Parking Structure No. 2;

      THENCE N 02 Degr. 38' 16" W, along the said most westerly east wall a distance of 26.58 feet to the most westerly northeast corner of said Parking Structure No. 2;

      THENCE S 87 Degr. 21' 44" W, along the most northerly north wall of said Parking Structure No. 2 a distance of 20.44 feet to a west property line of said H & M Associates, LTD. - Houston tract;

      THENCE continuing S 87 Degr. 21' 44" W, along the said most northerly north wall a distance of 45.56 feet for a total distance of 66.00 feet to the northwest corner of said Parking Structure No. 2;

      THENCE N 02 Degr. 38' 16" W, along a northerly extension of the most westerly west wall of said Parking Structure No. 2 a distance of 31.17 feet to a sough wall of Town & Country Mall;

      THENCE S 87 Degr. 21' 44" W, along the said south wall of said Town & Country Mall a distance of 22.67 feet to the most easterly east wall of Joske's;

      THENCE N 02 Degr. 38' 18" W, along the said Joske's wall a distance of 26.36 feet to a south property line of said H & M Associates, LTD. - Houston tract as recorded in the Harris County Film Code No. 200-99-1721;














                                EXHIBIT A
                              Page 2 of 16


      THENCE continuing N 02 Degr. 38' 18" W, along said Joske's wall and being a west property line of said H & M Associates, LTD. - Houston tract a distance of 12.79 feet for a total distance of 39.15 feet to an angle point in said Joske's wall and property line of said H & M Associates, LTD. - Houston tract;

      THENCE S 87 Degr. 21' 42" W, along the said Joske's wall and said property line a distance of 9.30 feet to an angle point in said Joske's wall and said property line;

      THENCE N 02 Degr. 38' 18" W, along said Joske's wall and said property line a distance of 22.50 feet to an angle point in said Joske's wall and said property line;

      THENCE N 87 Degr. 21' 42" E, along the said Joske's wall and said property line a distance of 4.73 feet to an angle point in said Joske's wall and said property line;

      THENCE N 02 Degr. 38' 18" W, along said Joske's wall and said property line a distance of 27.55 feet to Joske's northeast corner and being an angle point in said property line;

      THENCE S 87 Degr. 20' 44" W, along Joske's north wall and being the most northerly south property line of said H & M Associates, LTD. - Houston tract a distance of 301.64 feet to Joske's northwest corner;

      THENCE continuing S 87 Degr. 20' 44" W, along the said most northerly south property line a distance of 31.16 feet for a total distance of 332.80 feet to the most westerly southwest corner of said H & M Associates, LTD. - Houston tract;

      THENCE N 02 Degr. 38' 16" W, along the most westerly west property line of said H & M Associates, LTD. - Houston tract a distance of 19.99 feet to the south property line of a 14.2531 acre tract of land out of tracts of land belonging to H & M Associates as recorded in the Harris County Clerk File No. F901897;

      THENCE S 87 Degr. 21' 44" W, along the said south property line of said 14.2531 acre tract a distance of 39.79 feet;

      THENCE N 02 Degr. 38' 16" W, a distance of 132.31 feet;

      THENCE S 87 Degr. 21' 44" W, a distance of 74.49 feet to the west property line of said 14.2531 acre tract;

      THENCE N 02 Degr. 38' 16" W, along the said west property line a distance of 203.68 feet to the south wall of Parking Structure No. 1;

      THENCE continuing N 02 Degr. 38' 16" W, along the said west property line through Parking Structure No. 1 a distance of 465.21 feet to the most northerly north wall of said Parking Structure No. 1;

      THENCE continuing N 02 Degr. 38' 16" W, along the said west property line a distance of 11.18 feet for a total distance of 680.07 feet to the northwest corner of said 14.2531 acre tract;

      THENCE N 87 Degr. 18' 10" E, along the most northerly north property line of said 14.2531 acre tract a distance of 119.06 feet to a more northerly extension of the east wall of said Parking Structure No. 1;









                                EXHIBIT A
                              Page 3 of 16


      THENCE S 02 Degr. 38' 16" E, along the said northerly extension of the said east wall a distance of 11.30 feet to the north east corner of said Parking Structure No. 1;

      THENCE continuing S 02 Degr. 38' 16" E, along the said east wall a distance of 334.71 feet for a total distance of 346.01 feet to a westerly extension of the north wall of Town & Country Mall;

      THENCE N 87 Degr. 21' 44" E, along the said westerly extension a distance of 39.95 feet to the northwest corner of said Town & Country Mall;

      THENCE continuing N 87 Degr. 21' 44" E, along the said north wall a distance of 6.67 feet to the southwest corner of Neiman Marcus;

      THENCE continuing N 87 Degr. 21' 44" E, along Neiman Marcus south wall a distance of 175.54 feet to Neiman Marcus southeast corner;

      THENCE continuing N 87 Degr. 21' 44" E, along the said Town & Country Mall north wall a distance of 59.70 feet to the northeast corner of said Town & Country Mall;

      THENCE continuing N 87 Degr. 21' 44" E, along an easterly extension of the said north wall a distance of 26.36 feet for a total distance of
308.22 feet to a southerly extension of the west curb line of the ring road which lies along the east side of Neiman Marcus;

      THENCE N 02 Degr. 28' 16" W, along the said southerly extension and said west curb line a distance of 151.21 feet to a westerly extension of the north curb line of the westerly extension of the 30' wide access drive which lies along the north side of Parking Structure No. 3;

      THENCE N 87 Degr. 21' 44" E, along the said westerly extension of said north curb line and along said north curb line a distance of 111.71 feet to a southerly extension of the west curb line of the 46' wide entrance drive which lies along the west side of Pad "A";

      THENCE N 02 Degr. 38' 16" W, along the said southerly extension of said west curb line and along said west curb line a distance of 155.00 feet to the south right-of-way line of Town & Country Way and being a north property line of said 14.2531 acre tract;

      THENCE N 87 Degr. 23' 07" E, along the said south right-of-way line and said north property line a distance of 23.00 feet to the centerline of said 46' wide entrance drive;

      THENCE S 02 Degr. 38' 16" E, along the said centerline a distance of
169.66 feet to the centerline of the said 30' wide access drive;

      THENCE S 87 Degr. 21' 44" W, along the said centerline of said 30' wide access drive a distance of 117.07 feet to the centerline of said ring road which lies along the east side of Neiman Marcus;

      THENCE S 02 Degr. 38' 16" E, along the said centerline of said ring road a distance of 222.51 feet to the south curb line of the ring road which lies along the north side of Marshall Fields;













                                EXHIBIT A
                              Page 4 of 16


      THENCE S 87 Degr. 21' 44" W, along the said south curb line and a westerly extension of said south curb line a distance of 44.00 feet to the east all of said Town & Country Mall;

      THENCE S 02 Degr. 38' 16" E, along the said east wall a distance of
19.83 feet to Marshall Fields north wall;

      THENCE S 87 Degr. 21' 44" W, along said Marshall Fields north wall a distance of 43.50 feet to Marshall Fields northwest corner;

      THENCE S 02 Degr. 38' 16" E, along Marshall Fields wall a distance of
61.00 feet to an angle point in said Marshall Fields wall;

      THENCE S 87 Degr. 21' 44" W, along said Marshall Fields wall a distance of 15.00 feet to an angle point in said Marshall Fields wall;

      THENCE S 02 Degr. 38' 16" E, along said Marshall Fields wall a distance of 90.33 feet to an angle point in said Marshall Fields wall;

      THENCE N 87 Degr. 21' 44" E, along said Marshall Fields wall a distance of 15.00 feet to an angle point in said Marshall Fields wall;

      THENCE S 02 Degr. 38' 16" E, along said Marshall Fields wall a distance of 61.00 feet to Marshall Fields southwest corner;

      THENCE N 87 Degr. 21' 44" E, along said Marshall Fields wall a distance of 61.00 feet to an angle point in said Marshall Fields wall;

      THENCE S 02 Degr. 38' 16" E, along said Marshall Fields wall a distance of 15.00 feet to an angle point in said Marshall Fields wall;

      THENCE N 87 Degr. 21' 44" E, along said Marshall Fields wall a distance of 90.33 feet to an angle point in said Marshall Fields wall;

      THENCE N 02 Degr. 38' 16" W, along said Marshall Fields wall a distance of 15.00 feet to an angle point in said Marshall Fields wall;

      THENCE N 87 Degr. 21' 44" E, along said Marshall Fields wall a distance of 61.00 feet to Marshall Fields southeast corner;

      THENCE N 02 Degr. 38' 16" W, along said Marshall Fields wall a distance of 43.33 feet to a north wall of Town & Country mall;

      THENCE N 87 Degr. 21' 44" E, along the said north wall of said Town & Country Mall a distance of 39.00 feet to the east wall of Marshall Fields loading dock;

      THENCE N 02 Degr. 38' 16" W, along the said east wall of said loading dock a distance of 100.20 feet to the north end of said loading dock;

      THENCE N 87 Degr. 21' 44" E, a distance of 57.19 feet to the west wall of Parking Structure No. 3;
















                                EXHIBIT A
                              Page 5 of 16


      THENCE N 02 Degr. 38' 16" W, along the said west wall of said Parking Structure No. 3 a distance of 288.25 feet to the northwest corner of said Parking structure No. 3;

      THENCE continuing N 02 Degr. 38' 16" W, along an extension of the said west wall of said Parking structure No. 3 a distance of 22.51 feet for a total distance of 310.76 feet to the centerline of said 30' wide access drive which lies along the north side of said Parking Structure No. 3;

      THENCE N 87 Degr. 21' 44" E, along the said centerline a distance of
125.97 feet to the east property line of said 14.2531 acre tract of land out of tracts of land belonging to H & M Associates as recorded in the Harris County Clerk File No. F901897 and being the west property lien of said 1.3533 acre tract of land belonging to H & M Associates, LTD. - Houston as recorded in the Harris County Film Code No. 192-88-0290;

      THENCE continuing N 87 Degr. 21' 44" E, along the said centerline a distance of 30.03 feet for a total distance of 156.00 feet to the centerline of the 48' wide entrance drive which leads to the speed ram for said Parking Structure No. 3;

      THENCE N 02 Degr. 38' 16" W, along the said centerline of said 48' wide entrance drive a distance of 169.96 feet to the south right-of-way line of Town & Country Way;

      THENCE N 87 Degr. 20' 16" E, along the said south right-of-way line a distance of 29.97 feet to the east property line of said 1.3533 acre tract and being the west property line of a 5.6659 acre tract of land out of tracts of land belonging to H & M Associates as recorded in the Harris County Clerk File No. F901897;

      THENCE continuing N 87 Degr. 20' 16" E, along the said south right-of-way line and being the north property line of said 5.6659 acre tract a distance of 241.58 feet for a total distance of 271.55 feet to the west right-of-way line of Town & Country Blvd. as deeded by H & M
Associates in the Harris County Film Code No. 186-81-0457;

      THENCE S 02 Degr. 50' 36" E, along the said west right-of-way line a distance of 129.78 feet to an angle point in said west right-of-way line'

      THENCE S 02 Degr. 32' 36" E, along the said west right-of-way line a distance of 416.06 feet to the centerline of the entrance drive to the 32' wide ring road which lies along the north side of Penney's;

      THENCE S 87 Degr. 21' 44" W, along the said centerline of said 32' wide ring road a distance of 241.36 feet to the said west property line of said 5.6659 acre tract and said east property line of said 1.3533 acre tract;

      THENCE continuing S 87 Degr. 21' 44" W, along said centerline a distance of 58.89 feet for a total distance of 300.25 feet to the point of tangency of a curvature to the right in the said centerline of said 32' wide ring road;

      THENCE along said curve to the right and said centerline of said 32' wide ring road having a delta of 00 Degr. 32' 18", radius= 164.00 feet, chord length = 1.11 feet, chord bearing = S 87 Degr. 23' 23" W, tangent length = 0.56 feet, an arc distance of 1.11 feet to the said west property line of said 1.3533 acre tract and said east property line of said 14.2531 acre tract;





                                EXHIBIT A
                              Page 6 of 16


      THENCE continuing along the curve to the right and said centerline having a delta = 08 Degr. 30' 26", radius = 164.00 feet, chord length =
24.33 feet, chord bearing = N 87 Degr. 59' 45" W, tangent length = 12.20 feet, an arc length of 24.35 feet for a total arc length of 25.46 feet to a point of tangency of a reverse curve to the left and said centerline;

      THENCE along said curve to the left and said centerline having a delta = 00 Degr. 55' 12", radius = 196.00 feet, chord length = 3.15, chord bearing = N 84 Degr. 12' 08" W, tangent length = 1.57, an arc length of
3.15 feet to a northerly extension of the west wall of Penney's;

      THENCE S 02 Degr. 28' 16" E, along the said northerly extension a distance of 34.43 feet to Penney's northwest corner;

      THENCE continuing S 02 Degr. 38' 16" E, along said Penney's west wall a distance of 3.60 feet to the said Town & Country Mall north wall;

      THENCE continuing S 02 Degr. 38' 16" E, along said Penney's west wall a distance of 191.28 feet to the north property line of said H & M Associates, LTD. - Houston tract as recorded in the Harris County Film Code No. ###-##-####;

      THENCE continuing S 02 Degr. 38' 16" E, along said Penney's west wall a distance of 117.14 feet for a total distance of 346.45 feet to the said Town & Country Mall south wall;

      THENCE 87 Degr. 21' 44" W, along the said south wall a distance of
7.83 feet to the east curb line of the service drive which lies along the west side of Penney's;

      THENCE S 02 Degr. 38' 16" E, along the said curb line and a southerly projection of said curb line a distance of 80.68 feet to the most southerly south property line of said H & M Associates, LTD. - Houston tract as recorded in the Harris County Film Code No. 200-99-1721;

      THENCE continuing S 02 Degr. 38' 16" E, along said southerly extension of said east curb line a distance of 13,02 feet for a total distance of 93.70 feet to the centerline of the 32' wide ring road which lies along the south side of Penney's;

      THENCE N 87 Degr. 21' 44" E, along the said centerline of said 32" wide ring road a distance of 35.19 feet to the said east property line of said Town & Country Commercial Park Limited tract as recorded in the Harris County Clerk File No. F355471 and being the west property line of said Town & Country Commercial Park Limited tract as recorded in the Harris County Film Code No. 191-83-1955;

      THENCE continuing N 87 Degr. 21' 44" E, along the said centerline of said ring road a distance of 30.00 feet to the said east property line of said Town & Country Commercial Park Limited tract as recorded in the Harris County Film Code No. 191-83-1955 and being the said most easterly west property line of said 1.3533 acre tract belonging to H & M Associates, LTD. - Houston as recorded in the Harris County Film Code No. 192-88-0290;












                                EXHIBIT A
                              Page 7 of 16


      THENCE continuing N 87 Degr. 21' 44" E, along the said centerline of said ring road a distance of 12.50 feet for a total distance of 77.69 feet to a northerly extension of the most easterly east wall of said Parking Structure No. 2;

      THENCE S 02 Degr. 38' 16" E, along the said northerly extension a distance of 19.00 feet to the most easterly northeast corner of said Parking Structure No. 2;

      THENCE continuing S 02" 38' 16" E, along the said most easterly east wall of said Parking Structure No. 2 a distance of 187.00 feet for a total distance of 206.00 feet to the southeast corner of said Parking Structure No. 2;

      THENCE S 87 Degr. 21' 44" W, along the most southerly south wall of said Parking Structure No. 2 a distance of 3.06 feet to the east side of the 24' wide south entrance driveway to said Parking Structure No. 2;

      THENCE S 02 Degr. 38' 16" E, along the said east side of said 24' wide driveway a distance of 3.00 feet to the said north right-of-way line of Queensbury Land and said south property line of said 1.3533 acre tract belonging to H & M Associates, LTD. - Houston as recorded in the Harris County File, Code No. ###-##-####;

      THENCE S 87 Degr. 21' 44" W, along the said north right-of-way line and said south property line a distance of 9.44 feet to the POINT OF BEGINNING and containing 12.8027 acres of land more or less.

      M/B Written 4/18/83
      C&B JOB NO. 7844932
      M/B Revised 5/2/83
      C&B JOB NO. 7844940
      M/B Revised 5/23/83



































                                EXHIBIT A
                              Page 8 of 16


                 H&M ASSOCIATES, LTD. - HOUSTON PROPERTY
                         DEVELOPER TRACT PAD "A"
                             (0.7363 ACRES)


      BEING 0.7363 acres (32,071 square feet) of land out of and part of
14.2531 acre tract out of tracts of land belonging to H & M Associates as recorded in the Harris County Clerk File No. 901897. Said 0.7363 acre tract is out of the George Bellows Survey Abstract 3 and is further described in metes and bounds (with all bearings and coordinates based on the Texas Plane Coordinate System, South Central Zone) as follows:

      POINT OF COMMENCEMENT (X=3090408.833, Y=723260.134) at the intersection of the north right-of-way line of Queensbury Lane and the east right-of-way line of West Belt Drive. Said point being a southwest corner of a tract of land belonging to Town and Country Commercial Park Ltd. as recorded in the Harris Country Clerk File No. F355471;

      THENCE N 02 Degr. 38' 16" W, along the said east right-of-way line and being a west property line of said Town and Country Commercial Park Ltd. tract a distance of 1232.25 feet to the northwest corner of said Town and Country Commercial Park Ltd. tract;

      THENCE N 87 Degr. 22' 10" E, along the north property line of said Town and Country Commercial Park Ltd. tract a distance of 254.99 feet to the northwest corner of said 14.2531 acre tract belonging to H & M Associates;

      THENCE 87 Degr. 18' 10" E, along the most northerly north property line of said H & M Associates tract a distance of 224.95 feet to the west right-of-way of Town and Country Blvd. (100 R.O.W.);

      THENCE S 02 Degr. 33' 05" E, along the said west right-of-way line and being an east property line of said H & M Associates tract a distance of 39.79 feet to the south right-of-way line of Town and Country Way and being a north property line of said H & M Associates tract;

      THENCE N 87 Degr. 23' 07" E, along the said south right-of-way line and said north property line a distance of 360.10 feet to an extension of the east curbline of the 46 foot wide entrance drive which is located the west side of Pad A and being the POINT OF BEGINNING (X=3091193.041, Y=724490.044);

      THENCE N 87 Degr. 23' 07" E, along the said sough right-of-way line and said north property line a distance of 206.92 feet to the west property line of a 1.3533 acre tract belonging to H & M Associates, Ltd. - Houston as recorded in the Harris County Film Code No. 192-88-0290;

      THENCE S 02 Degr. 38' 16" E, along the said west property line a distance of 154.95 feet to an extension of the north curbline of the 30 foot wide access road between Parking Structure #3 and Pad A;

      THENCE S 87 Degr. 21' 44" W, along the said north curbline and extensions of said north curbline a distance of 206.92 feet to a southerly extension of the said east curbline of said 46 foot wide entrance drive;

      THENCE N 02 Degr. 38' 16" W, along said southerly extension of said east curbline, along said east curbline and a northerly extension of said east curbline a distance of 155.03 feet to the POINT OF BEGINNING and containing 0.7363 acres of land more or less.
      M/B Written:     03-31-83
      C&B Job No:      78449-39


                                EXHIBIT A
                              Page 9 of 16


                            EASEMENT TRACT I
                        (PARKING STRUCTURE TRACT)
                     (LEGAL DESCRIPTION FOR TRACT I)
                          2.7710 ACRES OF LAND

      Being 2.7710 acres (120,704 square feet) of land out of and part of a tract of land belonging to H & M Associates as recorded in the Harris County Clerk File No. F901897 and a part of a tract of land belonging to Town & Country Commercial Park Limited as recorded in Harris County Clerk File No. F355471. Said 2.7710 acre tract is out of the George Bellows Survey, Abstract 3 and further described by metes and bounds (with all bearings and coordinates based on the Texas Plane Coordinate System, South Central Zone) as follows:

      COMMENCING at a 5/8" iron rod (X=3090408.833, Y=723260.134) at the intersection of the north right-of-way line of Queensbury Lane and the east right-of-way line of West Belt Drive;

      THENCE N 02 Degr. 38' 17" W, along the said east right-of-way line of West Belt Drive, and being the west property line of said tract of land belonging to Town & Country Commercial Park Limited, a distance of 1232.25 feet to a 5/8" iron rod;

      THENCE N 87 Degr. 22' 10" E, along the most northerly north property line of said tract of land belonging to Town & Country Commercial Park Limited, a distance of 254.99 feet to an iron rod being the most northerly northeast corner of said tract of land and the most northerly corner of said tract of land belonging to H & M Associates.

      THENCE S 02 Degr. 38' 16" E, along the most westerly east property line of said tract of land belonging to Town & Country Commercial Park Limited a distance of 11.18 feet to a point on the north wall of Parking Structure No. 1 for the POINT OF BEGINNING (X=3090607.359, Y=724491.613);

      THENCE N 87 Degr. 21' 44" E, along the north wall of parking Structure No. 1 a distance of 119.06 feet to the northeast corner of this tract;

      THENCE E 02 Degr. 38' 16" E, along the east wall of Parking Structure No. 1 a distance of 465.21 feet to the southeast corner of this tract;

      THENCE S 87 Degr. 21' 44" W, along the south wall of Parking Structure No. 1 a distance of 314.75 feet to a point said point being
195.69 feet in a westerly perpendicular direction from the said most westerly east property line of land belonging to Town & Country Commercial Park Limited and being the southwest corner of this tract;

      THENCE N 02 Degr. 38' 16" W, along the west wall of Parking Structure No. 1 a distance of 250.21 feet to a point;

      THENCE S 87 Degr. 21' 44" W, a distance of 59.30 feet to a point on the said east right-of-way line of West Belt Drive;

      THENCE N 02 Degr. 38' 16" W, along the said east right-of-way line, a distance of 25.77 feet of the most westerly northwest corner of this tract;












                                EXHIBIT A
                              Page 10 of 16


      THENCE N 87 Degr. 21' 44" E, a distance of 203.30 feet to a point;

      THENCE N 02 Degr. 38' 16" W, along the most northerly west wall of Parking Structure No. 1 a distance of the 189.23 feet to the most easterly northwest corner of this tract;

      THENCE N 87 Degr. 21' 44" E, along the north wall of parking Structure No. 1 a distance of 51.69 feet to the POINT OF BEGINNING and containing 2.7710 acres of land more or less.

      M/B Written      01/21/83
      REVISED:         03/14/83
      C&B JOB NO.      7844905























































                                EXHIBIT A
                              Page 11 of 16


                            EASEMENT TRACT II
                        (PARKING STRUCTURE TRACT)
                    (LEGAL DESCRIPTION FOR TRACT II)
                          1.7593 ACRES OF LAND

      Being 1.7593 acres (76,635 sq. ft.) of land out of and part of tracts of land belonging to Town & Country Commercial Park Ltd. as recorded in the Harris County Clerk File No. F355471 and the Harris County File Code No. ###-##-####, and belonging to H & M Associates, Ltd. - Houston as recorded in the Harris County Film Code Nos. 192-38-0290 and 200-99-1721. Said
1.7593 acre tract is out of the George Bellows Survey, Abstract 3 and is further described by metes and bounds (with all bearings and coordinates based on the Texas Plane Coordinate System, South Central Zone) as follows:

      POINT OF COMMENCEMENT (X=3090408.833, Y=723260.134) at the intersection of the north right-of-way line of Queensbury Lane and the east right-of-way line of West Belt Drive. Said point being a southwest corner of said Town & Country Commercial Park Ltd. as described in the Harris County File No. F355471;

      THENCE N 87 Degr. 21' 44" E, along the said north right-of-way line of Queensbury Lane and being the south property line of said Town and Country Commercial Park Ltd. tracts a distance of 1076.90 feet to the most easterly southwest cornier of said H & M Associates, Ltd. - Houston tract as described in the Harris County Film Code No. 192-88-0290 and being the POINT OF BEGINNING (X=3091484.592, Y=723309.695);

      THENCE S 87 Degr. 21' 44" W, along the said north right-of-way line of Queensbury Lane a distance of 14.56 feet;

      THENCE N 02 Degr. 38' 16" W, a distance of 3.00 feet to the south wall of Parking Structure #2;

      THENCE S 87 Degr. 21' 44" W, along the said south wall a distance of
270.11 feet to the most easterly southwest corner of Parking Structure #2;

      THENCE N 02 Degr. 38' 16" W, along the most easterly west wall of Parking Structure #2 a distance of 141.58 feet to the most northerly south wall of Parking Structure #2;

      THENCE S 87 Degr. 21' 44" W, along the said most northerly south wall a distance of 62.92 feet to the westerly southwest corner of Parking Structure #2;

      THENCE N 02 Degr. 38' 16" W, along the most westerly west wall of Parking Structure #2 a distance of 135.00 feet to the northwest corner of Parking Structure #2;

      THENCE N 87 Degr. 21' 44" E, along the most northerly north wall of parking Structure #2 a distance of 45.56 feet to the most easterly west property line of said H & M Associates, Ltd. - Houston tract as recorded in the Harris County Film Code No. 200-99-1821;

      THENCE N 87 Degr. 21' 44" E, along the said north wall of Parking Structure #2 a distance of 20.44 feet to the most westerly northeast corner of Parking Structure #2;

      THENCE S 02 Degr. 39' 16" E, along the most westerly east wall of Parking Structure #2 a distance of 26.58 feet to a north wall of Parking Structure #2;

      THENCE N 87 Degr. 21' 44" E, along the said north wall a distance of
160.00 feet to the west wall of a stairwell for Parking Structure;

      THENCE N 02 Degr. 83' 16" W, along the said west wall of said stairwell a distance of 16.30 feet to the north wall of said stairwell.

                                EXHIBIT A
                              Page 12 of 16


      THENCE N 87 Degr. 21' 44" E, along the said north wall of said stairwell a distance of 9.00 feet to the east wall of said stairwell;

      THENCE S 02 Degr. 38; 16" E, along the said east wall of said stairwell a distance of 16.30 feet to the said north wall of Parking Structure #2;

      THENCE N 87 Degr. 21' 44" E, along the said north wall of Parking Structure #2 a distance of 32.67 feet to a northeast corner of Parking Structure #2;

      THENCE S 02 Degr. 38' 16" E, along an east wall of Parking Structure #2 a distance of 3.31 feet to the most southerly south property line of said H & M Associates, Ltd. - Houston tract as recorded in the Harris County Film Code No. 200-99-1721;

      THENCE S 02 Degr. 38' 16" E, along the east wall a distance of 59.69 feet to the most southerly north wall of Parking Structure #2;

      THENCE N 87 Degr. 21' 44" E, along the said most southerly north wall a distance of 89.92 feet to the most easterly west property line of said H & M Associates, Ltd. - Houston tract as recorded in the Harris County Film Code No. ###-##-####;

      THENCE N 87 Degr. 21' 44" E, along the said most southerly north wall a distance of 12.50 feet to the most easterly northeast corner of Parking Structure #2;

      THENCE S 02 Degr. 38' 16" E, along the most easterly east wall of Parking Structure #2 a distance of 187.00 feet to the southeast corner of Parking Structure #2;

      THENCE S 87 Degr. 21' 44" W, along the most southerly south wall of Parking Structure #2 a distance of 3.06 feet;

      THENCE S 02 Degr. 38' 16" E, a distance of 3.00 feet to the said north right-of-way line of Queensbury Lane;

      THENCE S 87 Degr. 21' 44" W, along the said north right-of-way line of Queensbury Lane a distance of 9.44 feet to the POINT OF BEGINNING and containing 1.7593 acres of land more or less.

      M/B Written:     06-24-82
      Revised:         01-10-83
      Revised:         3-25-83
      C&B Job No.      78449-05
                       78449-35
      Revised:         04-20-83




















                                EXHIBIT A
                              Page 13 of 16


                      (PARKING STRUCTURE TRACT III)
                    (LEGAL DESCRIPTION FOR TRACT III)
                          2.7914 ACRES OF LAND
                            (DEVELOPER LAND)

      BEING 2.7914 acres (121,595 square feet) of land out of and part of tracts of land belonging to H & M Associates as recorded in the
Harris County Clerk File No. F901897 and to H & M Associates, Ltd. - Houston as recorded in the Harris County Film Code No. 192-88-0290. Said
2.7914 acre tract is out of the George Bellows Survey, Abstract 3 and further described by metes and bounds (with all bearings and coordinates based on the Texas Plane Coordinate System, South Central Zone) as follows:

      POINT OF COMMENCEMENT (X=3090408.833, Y=723260.134) at the intersection of the north right-of-way line of West Belt Drive and the north right-of-way line of Queensbury Lane. Said point being a southwest corner of a tract of land belonging to Town & Country Commercial Park Ltd. as recorded in the Harris County Clerk File No. F355471;

      THENCE N 87 Degr. 21' 44" E, along the said north right-of-way line of Queensbury Land and being the south property lines of tracts of land belonging to Town and Country Commercial Park Ltd. as recorded in the Harris County Clerk File No. F355471 and the Harris Country Film Code No. ###-##-#### and belonging to H & M Associates, Ltd. - Houston as recorded in the Harris County Film Code No. 192-88-0290 and belonging to H & M Associates as recorded in the Harris County Clerk File No G848103 as distance of 1347.20 feet to the west right-of-way line of Town and Country Blvd. as deeded by H & M Associates in Harris County Film Code No. 186-81-0457 and being out of tracts of land belonging to H & M Associates as recorded in the Harris County Clerk File Nos. F901897 and G848103;

      THENCE N 02 Degr. 32' 36" W, along the said west right-of-way line a distance of 1062.78 feet to an angle point in said west right-of-way line;

      THENCE N 02 Degr. 50' 36" W, along the said west right-of-way line a distance of 129.78 feet to the sough right-of-way line of Town and Country Way;

      THENCE S 87 Degr. 20' 16" W, along the said south right-of-way line and being the north property lines of tracts of land belonging to H & M Associates as recorded in the Harris County Clerk File No. F901897 and to H & M Associates, Ltd. - Houston as recorded in the Harris Country Film Code No. ###-##-#### a distance of 301.58 feet to the northeast corner of a
14.2531 acre tract out of tracts of land belonging to said H & M Associates as recorded in the Harris County Clerk File No. F901897;

      THENCE S 02 Degr. 38' 16" E, along the east property line of said
14.2531 acre tract and being the west property line of said H & M
Associates, Ltd. - Houston tract a distance of 192.46 feet to the north wall of Parking Structure #3 and being the POINT OF BEGINNING
(X=3091408.605, Y=724207.227);

      THENCE N 87 Degr. 21' 44" E, along the said north wall a distance of
60.00 feet to the east property line of said H & M Associates, Ltd. - Houston tract and being the west property line of a 5.6659 acre tract out of the said H & M Associates tract as recorded in the Harris County Clerk File No. F901897;






                                EXHIBIT A
                              Page 14 of 16


      THENCE N 87 Degr. 21' 44" E, along the said north wall a distance of
187.88 feet to the northeast corner of Parking Structure #3;

      THENCE S 02 Degr. 38' 16" E, along the east wall of Parking Structure #3 a distance of 325.25 feet to the southeast corner of Parking Structure #3;

      THENCE S 87 Degr. 21' 44" W, along the south wall of Parking Structure #3 a distance of 187.88 feet to the said west property line of said 5.6659 acre tract and being the said east property line of said H & M Associates, Ltd. - Houston tract;

      THENCE S 87 Degr. 21' 44" W, along the said south wall a distance of
60.00 feet to the said west property line of said H & M Associates, Ltd. - Houston tract and being the said east property line of said 14.2531 acre tract;

      THENCE S 87 Degr. 21' 44" W, along the said south wall a distance of
125.97 feet and being the southwest corner of Parking Structure #3;

      THENCE N 02 Degr. 38' 16" W, along the west wall of Parking Structure #3 a distance of 325.25 feet to the northwest corner of Parking Structure #3;

      THENCE N 87 Degr. 21' 44" E, along the said north wall of Parking Structure #3 a distance of 125.97 feet and being the POINT OF BEGINNING and containing 2.7914 acres of land more or less.

      M/B Written:     03-29-83
      C&B Job No.      78449-031
      Revised:         04-20-83





































                                EXHIBIT A
                              Page 15 of 16


All of Mortgagor's right, title and interest (a) under that certain Construction, Operation and Reciprocal Easement Agreement ("REA") dated April 28, 1983, recorded in the Clerk's Office under Clerk's File No. H920353 and (b) as set forth in three (3) Parking Structure Ownership Agreements ("PARKING STRUCTURE OWNERSHIP AGREEMENTS") dated April 28, 1983, recorded in the Clerk's Office under Clerk's File Nos. H920354, H920355 and H920356.


















































                                EXHIBIT A
                              Page 16 of 16